                                                                    EXHIBIT 99.6


DEBTOR:  GREAT RIVER CRUISE LINE, L.L.C.            CASE NUMBER:  01-10963 (EIK)


                            MONTHLY OPERATING REPORT
                             AS OF FEBRUARY 28, 2002
                                       AND
                            FOR THE MONTH THEN ENDED



In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached February Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.





/s/ NICHOLAS J. DAVISON
------------------------------
Nicholas J. Davison
Senior Vice President, Finance

DEBTOR:  GREAT RIVER CRUISE LINE, L.L.C.            CASE NUMBER:  01-10963 (EIK)


                            MONTHLY OPERATING REPORT
                             AS OF FEBRUARY 28, 2002
                                       AND
                            FOR THE MONTH THEN ENDED




                                    CONTENTS


Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to February Monthly Operating Report

  20-Mar-02                    Summary Of Bank, Investment & Petty Cash Accounts                              Attachment 1
   9:31 PM                             Great River Cruise Line, L.L.C.
Summary                                  Case No: 01-10963 (EIK)                                                 UNAUDITED
Great River Cruise Line, LLC            For Month Of February, 2002

                                            Balances
                                ---------------------------------         Receipts &            Bank
                                   Opening            Closing            Disbursements          Statements         Account
Account                         As Of 2/01/02      As Of 2/28/02           Included             Included          Reconciled
-------                         -------------      -------------         -------------          ----------        ----------
Delta Queen Steamer               29,501.37          71,446.22             Yes                   No - Not             Yes
Hibernia                                                                                         Concentration
Account # - 812-395-270                                                                          Account

Delta Queen                            0.00               0.00             No -                  Not A Bank           Yes
Petty Cash                                                                 No Activity           Account

  20-Mar-02                                                 Receipts & Disbursements                                Attachment 2-1
   9:34 PM                                             Great River Cruise Line, L.L.C.
R&D - Hibernia - DQ Steamer                                Case No: 01-10963 (EIK)                                    UNAUDITED
                                                                     Hibernia
                                                              Delta Queen Steamer
                                                            Account # - 812-395-270
                                                         1 February 02 - 28 February 02

Opening Balance - 1 Feb 02
                                 29,501.37

Receipts
                                 80,000.00              From The Delta Queen Steam Boat Co. -
                                                          Hibernia - DQSC Master Cash - Account (812-395-335)


                              ------------
                                 80,000.00              Total Receipts


Disbursements

                                 (1,080.00)             Consulting
                                 (1,800.00)             DQ Operations (December)
                                 (1,055.29)             Misc Services
                                   (464.01)             Office Supplies
                                (13,755.84)             Sales & Marketing
                                (10,069.58)             Temporary Labor
                                 (9,830.23)             Travel - Relocation

                              ------------
                                (38,054.95)             Total Disbursements



Closing Balance - 28 Feb 02
                                 71,446.42

  20-Mar-02                      Concentration & Investment Account Statements                   Attachment 3
   9:35 PM                               Great River Cruise Line, L.L.C.
Summary                                      Case No: 01-10963 (EIK)
Great River Cruise Line, LLC                For Month Of February, 2002
Attach 3




              No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                                  Date: 20-MAR-02 15:07:59
INCOME STATEMENT - ATTACHMENT 4                       Page:   1
Current Period: FEB-02

currency USD
Company=22 (DELTA QUEEN)


                                            PTD-Actual
                                             28-Feb-02
                                           -------------
Revenue
Gross Revenue                                 (32,896.69)
Allowances                                     (9,294.06)
                                           -------------
Net Revenue                                   (42,190.75)

Operating Expenses
Air                                                 0.00
Hotel                                               0.00
Commissions                                         0.00
Onboard Expenses                                   41.30
Passenger Expenses                             18,987.08
Vessel Expenses                                40,764.06
Layup/Drydock Expense                          69,833.00
Vessel Insurance                                  788.43
                                           -------------
Total Operating Expenses                      130,413.87

                                           -------------
Gross Profit                                 (172,604.62)

SG&A Expenses
General and Admin Expenses                     (2,380.64)
Sales & Marketing                                   0.00
Pre-Opening Costs                                   0.00
                                           -------------
Total SG&A Expenses                            (2,380.64)

                                           -------------
EBITDA                                       (170,223.98)

Depreciation                                  (11,979.68)
                                           -------------
Operating Income                             (158,244.30)

Other Expense/(Income)
Interest Income                                     0.00
Equity in Earnings for Sub                          0.00
Reorganization expenses                             0.00
                                           -------------
Total Other Expense/(Income)                        0.00

                                           -------------
Net Pretax Income/(Loss)                     (158,244.30)

Income Tax Expense                                  0.00

                                           -------------
Net Income/(Loss)                            (158,244.30)
                                           =============

AMCV US SET OF BOOKS                                  Date: 20-MAR-02 12:50:57
BALANCE SHEET - ATTACHMENT 5                          Page:   1
Current Period: FEB-2

currency USD
Company=22 (DELTA QUEEN)


                                              YTD-Actual                  YTD-Actual
                                              28-Feb-02                    22-Oct-01
                                           ---------------              ---------------
ASSETS

Cash and Equivalent                              64,005.76                    64,522.98

Restricted Cash                                       0.00                         0.00

Accounts Receivable                             167,129.84                    33,451.42

Inventories                                     171,291.00                   270,331.59

Prepaid Expenses                                      0.00                    37,922.40

Other Current Assets                                  0.00                    14,555.00

                                           ---------------              ---------------
Total Current Assets                            402,426.60                   420,783.39

Fixed Assets                                 27,296,694.44                27,296,694.44

Accumulated Depreciation                    (15,431,916.01)              (15,065,339.51)

                                           ---------------              ---------------
Net Fixed Assets                             11,864,778.43                12,231,354.93

Net Goodwill                                          0.00                         0.00

Intercompany Due To/From                    (10,656,212.17)               (9,202,583.95)

Net Deferred Financing Fees                           0.00                         0.00

Net Investment in Subsidiaries                        0.00                         0.00

                                           ---------------              ---------------
Total Other Assets                          (10,656,212.17)               (9,202,583.95)

                                           ---------------              ---------------
Total Assets                                  1,610,992.86                 3,449,554.37

                                           ---------------              ---------------

AMCV US SET OF BOOKS                                  Date: 20-MAR-02 12:50:57
BALANCE SHEET - ATTACHMENT 5                          Page:   2
Current Period: FEB-2

currency USD
Company=22 (DELTA QUEEN)

                                                YTD-Actual                  YTD-Actual
                                                28-Feb-02                   22-Oct-01
                                              --------------              --------------
LIABILITIES

Accounts Payable                                      689.27                    5,758.93

Accrued Liabilities                               959,172.67                  715,443.75

Deposits                                          231,383.10                2,045,629.83

                                              --------------              --------------
Total Current Liabilities                       1,191,245.04                2,766,832.51

Long Term Debt                                          0.00                        0.00

Other Long Term Liabilities                             0.00                        0.00

                                              --------------              --------------
Total Liabilities                               1,191,245.04                2,766,832.51

OTHER

Liabilities Subject to Compromise                 540,730.95                  490,370.44

                                              --------------              --------------
Total Other                                       540,730.95                  490,370.44

OWNER'S EQUITY

Common Stock                                            0.00                        0.00

Add'l Paid In Capital                           3,701,000.00                3,701,000.00

Current Net Income (Loss)                        (736,004.68)              (2,206,220.03)

Retained Earnings                              (3,085,978.45)              (1,302,428.55)

                                              --------------              --------------
Total Owner's Equity                             (120,983.13)                 192,351.42

                                              --------------              --------------
Total Liabilities & Equity                      1,610,992.86                3,449,554.37
                                              --------------              --------------

Great River Cruise Line, L.L.C.                          Attachment 6                                              01-10963
                                            Summary List of Due To/Due From Accounts
                                              For the Month Ended January 31, 2002


                                                            BEGINNING                                                ENDING
AFFILIATE NAME                            CASE NUMBER        BALANCE           DEBITS              CREDITS           BALANCE
American Classic Voyages Co.                01-10954      (6,654,463.90)        9,833.70           63,000.00      (6,707,630.20)
AMCV Cruise Operations, Inc.                01-10967      (9,445,064.33)       22,060.31           68,964.52      (9,491,968.54)
The Delta Queen Steamboat Co.               01-10970       6,834,605.93        89,862.06           91,294.56       6,833,173.43
DQSB II, Inc.                               01-10974            (367.05)              --                  --            (367.05)
Great AQ Steamboat, L.L.C                   01-10960         165,397.01         1,994.62                  --         167,391.63
Great Pacific NW Cruise Line, L.L.C         01-10977           2,052.08               --                  --           2,052.08
Great Ocean Cruise Line, L.L.C              01-10959         (55,591.64)        5,987.36                  --         (49,604.28)
Cruise America Travel, Incorporated         01-10966      (1,417,546.20)              --            1,596.04      (1,419,142.24)
Delta Queen Coastal Voyages, L.L.C          01-10964          18,978.71               --                  --          18,978.71
Cape Cod Light, L.L.C                       01-10962            (270.05)              --                  --            (270.05)
Cape May Light, L.L.C                       01-10961          33,543.95               --                  --          33,543.95
Project America, Inc.                       N/A              (11,144.65)              --                  --         (11,144.65)
Oceanic Ship Co.                            N/A                 (257.75)              --                  --            (257.75)
Great Hawaiian Properties Corporation       01-10971         (41,555.00)              --                  --         (41,555.00)
American Hawaii Properties Corporation      01-10976           9,562.38               --                  --           9,562.38
CAT II, Inc.                                01-10968           1,025.41               --                  --           1,025.41
                                                       ------------------------------------------------------------------------
                                                         (10,561,095.10)      129,738.05          224,855.12     (10,656,212.17)
                                                       ========================================================================

GREAT RIVER CRUISE LINE, L.L.C.                        CASE #:   01-10963 (EIK)


ACCOUNTS RECEIVABLE RECONCILIATION AND AGING


DETAIL:                                             0-30 DAYS         31-60 DAYS       61-90 DAYS      91+ DAYS         TOTAL
Paymentech Credit Card Processor                     17263.57           41929.85         59065.48        7557.41       125816.31
American Express Credit Card Processor                1099.69            6742.52         11931.67        1459.64        21233.52
Discover Credit Card Processor                         523.59            5468.43          4368.86         900.97        11261.85
Diners Credit Card Processor                                                                              205.34          205.34
Travel Agents                                                                             8112.82                        8112.82
Crew Member                                               500                                                                500

Total                                                19386.85            54140.8         83478.83       10123.36       167129.84







                                                                  ATTACHMENT # 7

                                                                    Attachment 8

                                   DELTA QUEEN
                                AP-STEAMER CHECKS
                               22-000-221300-00000

                                   FEBRUARY-02

OUTSTANDING CHECKS:

                       12333 M. Richardson-Walmart                           (40.00)
                       12335 J. Blasier-Capitol One                          (20.00)
                       12385 J. Blasier-K. Hansen                           (150.00)
                       12399 Peoria Historical Society                      (120.00)
                       12404 Anthony May-Verizon                            (200.00)
                       12408 Peoria Historical Society                      (160.00)

                       Total per G/L:                                       (690.00)
                                                                         ==========

DEBTOR:  GREAT RIVER CRUISE LINE, L.L.C.         CASE NUMBER:  01-10963 (EIK)


                      PRELIMINARY MONTHLY OPERATING REPORT
                             AS OF FEBRUARY 28, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                   NOTES TO FEBRUARY MONTHLY OPERATING REPORT


The information contained herein is unaudited.

All assets presented herein continue to be held at historical book values, net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.


1. Physical inventory counts have been performed internally for food and beverage. Other inventory amounts have been adjusted to amounts contained in the Debtor's computer systems. The Debtor estimates that it would cost up to $50,000 to perform physical counts of the inventories of The Delta Queen Steamboat Company and its subsidiaries. Should physical inventory counts be performed, amounts recorded as inventory on the Debtor's books and records could change materially.


2. The Debtor continued to operate its primary asset, the Delta Queen, through January 4, 2002. The Debtor has now ceased to record depreciation expense due to the wet dock status of the vessel and has not adjusted asset values pending the outcome of Chapter 11 proceedings. The Debtor has continued to record all post-petition accruals for its next scheduled lay-up.